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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C., 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 13, 1996



                           P. H. Glatfelter Company
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            (Exact name of registrant as specified in its charter)


   Pennsylvania                 1-3560                          23-0628360
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 (State or other             (Commission                     (I.R.S. Employer
 jurisdiction of            File Number)                    Identification No.
 incorporation)



      Spring Grove, Pennsylvania                                17362
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(Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code: (717) 225-4711
                                                          --------------



                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)



This document contains three (3) pages.
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Item 5.   Other Events.
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          The Registrant continues to have discussions with the Wisconsin
Department of Natural Resources ("DNR") and the United States Fish and Wildlife Service ("USFWS") regarding the presence of polychlorinated biphenyls ("PCBs") in the lower Fox River and Green Bay. The Registrant has previously reported that, unless the matter is satisfactorily resolved, it expects that prior to the end of 1997 DNR and USFWS will commence an action against the parties (including the Registrant) which have been notified that they are potentially responsible parties ("PRPs") for the PCBs. By letter dated December 11, 1996, USFWS advised the Registrant that the United States intends to notify the PRPs on February 1, 1997 of its intent to commence litigation for recovery of natural resource damages. While negotiations are ongoing, there is no assurance that the matter will be settled without litigation.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    P. H. GLATFELTER COMPANY
                                    ------------------------------
                                             (Registrant)


Date:  December 23, 1996            By /s/ R. P. Newcomer
       -----------------               ---------------------------
                                       R. P. Newcomer
                                       Vice President and
                                       Treasurer (Principal
                                       Financial Officer)


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